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                                                                   Exhibit 10.11

                           REVOLVING LINE OF CREDIT
                            RENEWAL PROMISSORY NOTE

$2,500,000.00                                         East Brunswick, New Jersey

                                                 Effective Date: January 2, 2001

     The undersigned, and if more than one, each of them jointly and severally, (hereinafter called "Maker" or "Obligator") unconditionally promises to pay to the order of AmSouth Bank, an Alabama banking corporation (hereinafter, together with any holder hereof, called "Holder"), at its office at 13535 Feather Sound Drive, Bldg. 1, Suite 620, Clearwater, Florida 33762, or at such other place as Holder may from time to time designate, the principal sum of Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), or so much thereof as has been advanced hereunder, with interest thereon from the date hereof at a variable interest rate of the thirty-day "LIBOR Rate", plus one hundred eighty-five (185) Basis Points per annum ("Basis Point" is defined in that certain Amended and Restated Loan Agreement dated May 24, 2000, as amended on even date herewith). For the purposes of this Note and Loan, the "LIBOR Rate" shall mean the average offered rate in the London interbank market for deposits in U.S. Dollars for thirty (30) days as published in the Wall Street Journal, or such other comparable financial information reporting service used by the Holder at the time such LIBOR rate is determined, subject to change on the same day of every month and based on the most recent LIBOR rate reasonably available to the Holder on the date of change.

     Any interest rate based on a fluctuating index or base rate will, unless otherwise provided, change each time and as of the date that the index or base rate changes. Obligor expressly acknowledges and consents that said interest shall be calculated based upon a three hundred sixty-day (360) year for actual days elapsed.

     Principal shall be paid on demand; interest thereon shall be paid monthly commencing on February 1, 2001, and continuing on the same day of each successive month thereafter, with a final payment of all unpaid interest at the time of payment of the principal.

     Notwithstanding the above, and unless the line of credit evidenced by this
Note is
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extended by Holder (in its sole and absolute discretion), or demand previously has been made by Holder, this Note shall mature and all outstanding principal and accrued interest shall be payable on December 31, 2003.

          Revolving Feature: Obligor may borrow, repay and re-borrow hereunder at any time up to the principal amount of this Note. Obligor acknowledges that cumulative borrowings in excess of the amount set forth above may trigger an obligation to pay additional documentary stamp taxes; Obligor accepts full responsibility for the payment of any such taxes.

          All payments received hereunder shall be applied first to the payment of any expenses or charges payable hereunder or under any other loan documents, then to interest due and payable, with the balance being applied to principal, or in such other order as the Holder shall determine at its option. Prepayments may be made in whole or in part at any time without penalty. All prepayments of principal shall be applied in the inverse order of maturity.

          If any payment is more than fifteen (15) days late, Obligor agrees to pay Holder a late charge equal to five percent (5%) of the late payment.

          After the maturity or due date of this Note, through acceleration or otherwise, interest shall accrue on the principal balance remaining unpaid at a rate per annum (the "Default Rate") equal to five percent (5%) per annum above the interest rate stated above, but in no event shall interest accrue after maturity at a rate in excess of the highest rate authorized by applicable law.

          The indebtedness evidenced by this Note, and all other indebtedness of Obligor to Holder, however and whenever incurred or evidenced, whether primary, secondary, direct, indirect, absolute, contingent, sole, joint or several, due to become due, or which may be hereafter contracted or acquired, whether arising in the ordinary course of business or otherwise (hereinafter with this Note collectively called "Liabilities"), is secured by that certain Security Agreement of even date herewith, including all proceeds thereof and rights in connection therewith, which property, together with additions and substitutions, is called the "Collateral". Holder shall have such rights with respect to the Collateral as is authorized by law. If Obligor has other loans with Holder, or if Obligor takes


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out other loans with Holder in the future, collateral securing those loans will also secure this Note, except that no real estate will secure this Note. Any default in this Note shall constitute a default in any other note between Maker and Holder, and any default in any other note shall constitute a default in this Note. Maker, endorser, surety, guarantor, or other parties to this Note (all of whom are hereinafter called "Obligor") jointly and severally agree as follows:

          Additions to, releases, reductions or exchanges of or substitutions for the Collateral, payments on account of this loan or increase of the same, or other loans made partially or wholly upon the Collateral, may from time to time be made without affecting the provisions of this Note or the Liabilities of any party hereto. If any of the Collateral is personal property, Holder shall exercise reasonable care in the custody and preservation of the Collateral in its possession, and shall be deemed to have exercised reasonable care if it takes such action for that purpose as Maker shall reasonably request in writing, but no omission to comply with any request of Maker shall of itself be deemed a failure to exercise reasonable care. Holder shall not be bound to take any steps necessary to preserve any rights in the Collateral against prior parties, and Maker shall take all necessary steps for such purposes. Holder or its nominee need not collect interest on or principal of any Collateral or give any notice with respect thereto.

          Obligor shall be in default hereunder upon the nonpayment of any interest or principal hereunder, when due, In addition, Obligor shall be in default hereunder if any of the following shall occur: (a) failure of any Obligor to perform any agreement hereunder or otherwise a part of this transaction or to pay in full, when due, any Liabilities whatsoever to Holder or any installment thereof or interest thereon; (b) the dissolution, termination of existence, insolvency, or business failure of any Obligor to this Note, appointment of a receiver of any part of the property of any such party, assignment for the benefit of creditors by or the commencement of any proceedings in bankruptcy or insolvency by or against Maker or any Obligor; (c) the entry of a judgment against any Obligor not satisfied or reduced to bond within thirty (30) days; (d) the issuing of any attachment or garnishment, or the filing of any lien against any property of any Obligor not satisfied


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or reduced to bond within thirty (30) days; (e) the taking of possession of any substantial part of the property of any Obligor at the instance of any governmental authority; (f) falsity in any material respect of, or any material omission in, any representation or statement made to Holder by or on behalf of Obligor in connection with this Note or this transaction; or (g) the pledge, assignment, transfer or granting of a security interest by any Maker of any equity in any of the Collateral without the written consent of Holder.

          Holder shall have all the rights and remedies of a creditor, mortgagee, and secured party under all applicable law. Without limiting the generality of the foregoing, upon the occurrence of any default hereunder, Holder may at its option and without notice or demand: (a) declare the entire unpaid principal and accrued interest accelerated and due and payable at once, together with any and all other Liabilities of any Obligor or any of such Liabilities selected by Holder; and (b) set off against this Note all money owed by Holder in any capacity to each or any Obligor whether or not due, and also set off against all other Liabilities of each Maker to Holder all money owed by Holder in any capacity to any Maker, and Holder shall be deemed to have exercised such right of set-off and to have made a charge against any such money immediately upon the occurrence of such default although made or entered on the books subsequent thereto. To the extent that any of the Collateral is personal property and the Holder elects to proceed with respect to it in accordance with the Uniform Commercial Code, then unless that Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, Holder shall give Maker reasonable notice of the time and place of any public or private sale thereof. The requirement of reasonable notice shall be met if such notice is mailed, postage prepaid, to any Maker at the address given below or at any other address shown on the records of Holder at least five (5) days before the time of sale. Upon disposition of any Collateral after the occurrence of any default hereunder, Maker shall be and shall remain liable for any deficiency; and Holder shall account to Maker for any surplus, but Holder shall have the right to apply all or part of such surplus (or to hold the same as a reserve) against any and all other Liabilities of each or any Maker to Holder.


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          Holder may, at any time whether or not this Note is due: (a) pledge or transfer this Note and its interest in the Collateral, whereupon Holder shall be relieved of all duties and responsibilities hereunder and relieved from any and all liability with respect to any Collateral so pledged or transferred, and such pledgee or transferee shall for all purposes stand in the place of Holder hereunder and have all the rights of Holder hereunder; (b) transfer the whole or part of the Collateral into the name of itself or its nominee; (c) move the Collateral; (d) notify the Obligor on any Collateral to make payment to Holder of any amounts due or to become due thereon; (e) demand, sue for, collect, or make any compromise or settlement it deems desirable with reference to the Collateral; (f) take possession or control of any proceeds of the Collateral;
and (g) exercise all other rights necessary or required, in Holder's discretion, in order to protect its interest hereunder.

          In no event shall Holder be entitled to unearned or unaccrued interest or other charges or rebates, except as may be authorized by law; nor shall any party be entitled to receive at any time any such charges not allowed or permitted by law, or any interest in excess of the highest lawful rate. Any payments of interest in excess of the highest lawful rate shall be credited by Holder on interest accrued or principal or both; except that Maker shall have an option to demand refund as to any such interest or charges in excess of the highest lawful rate. Maker expressly waives any claim for usury without first notifying Holder of such claim and allowing Holder to make such adjustments or credits as provided for herein.

          No delay or omission on the part of Holder in exercising any right hereunder shall operate as a waiver of such right or of any other rights under this Note. Presentment, demand, protest, notice of dishonor and all other notices are hereby waived by each and every Obligor. Obligor, jointly and severally, promises and agrees to pay all costs of collection and reasonable attorneys' fees, including reasonable attorneys' fees of any suit, out of court, in trial, on appeal, in bankruptcy proceedings or otherwise, incurred or paid by Holder in enforcing this Note or preserving any right or interest of Holder hereunder. Any notice to Maker shall be sufficiently served for all

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purposes if placed in the mail, postage prepaid, addressed to, or left upon the premises, at the address shown below or any other address shown on Holder's records.

          Each Obligor hereby expressly consents to any and all extensions, modifications and renewals, in whole or in part including but not limited to changes in payment schedules and interest rates, and all delays in time of payment or other performance which Holder may grant or permit at any time and from time to time without limitation and without any notice to or further consent of any Obligor. Each Obligor shall also be bound by each of the foregoing terms, and those contained in any guaranty incident to this loan transaction are deemed to be a part of this Note, without the requirement that Holder first go against any security interest otherwise held by Holder.

         OBLIGOR HEREBY WAIVES RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON THIS NOTE OR ON ANY MATTER ARISING IN CONNECTION WITH THIS NOTE.

          The interest rate charged in this Note is authorized by Chapter 665, Florida Statutes, and Section 687.12, U.S. Code 85; Title V, Public Law 96-221.

          There are no documentary stamp tax due on the face amount of this Note. Notwithstanding the foregoing, should a determination be made that any documentary stamp tax is or shall become due in connection herewith, including, without limitation, any advances which, when added together, exceed the face amount of this Note, Obligor shall, immediately upon request by Holder, remit payment of such tax and Obligor shall indemnify and hold Holder harmless of and from any and all taxes, fees, charges, or any other sums required to be paid in connection herewith.

          All capitalized terms used in this Note that are not otherwise defined shall have the meanings given to them in that certain Amended and Restated Loan Agreement dated May 24, 2000, as further amended, applicable to this Note.


                                        StrandTek International, Inc.,
                                        a Florida corporation

Maker's Address:                        By: /s/ Jerome Baumann
                                           ---------------------------
13535 S. Torrence Ave. Bldg Q                Jerome Baumann
Chicago, IL 60633-2164                  Its: President
Maker's FEID# 65-0599898

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STATE OF New Jersey

COUNTY OF Middleson


     The foregoing instrument was acknowledged before me this 2/nd/ day of January, 2001, by Jerome Baumann as President of StrandTek International,Inc., a Florida corporation, on behalf of the corporation. He is personally known to me or has produced Florida Driver Licence (type of identification) as identification.


                                  /s/ Ashraf Fouad
                                  ----------------------------------------------
                                  Signature of Person Taking Acknowledgement

                                      Ashraf Fouad
                                  ----------------------------------------------
                                  Name of Acknowledger Typed, Printed or Stamped

(NOTARY SEAL)                     Notary Public, State of New Jersey
                                  Notarial Serial Number: ______________________

                                                       ASHRAF FOUAD
                                                       NOTARY PUBLIC
                                                     STATE OF NEW JERSEY
                                            MY COMMISSION EXPIRES SEPT. 14, 2005



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               AFFIDAVIT OF OUT-OF-STATE EXECUTION AND DELIVERY

                                    PART I
                                    ------

STATE OF New Jersey

COUNTY OF Middlesex


     BEFORE ME, the undersigned authority, this day personally appeared Jerome Baumann ("Affiant"), who, being first duly sworn, upon oath, says:

     1. Affiant is the President of StrandTek International, Inc., a Florida corporation (the "Borrower") whose principal office is located at 13535 S. Torrence Avenue, Bldg Q, Chicago, IL 60633-2164, and is authorized to make this Affidavit on behalf of the Borrower.

     2. On the date hereof, Affiant, on behalf of Borrower, executed a Promissory Note and Amendment to Amended and Restated Loan Agreement, and various other documents related thereto (the "Documents") having an effective date of January 2, 2001, in the principal amount of $2,500,000.00 in favor of AMSOUTH BANK ("AmSouth") in the city of East Brunswick, located in the state and county above written, and Affiant then delivered the Documents to Victoria Sparks, as Agent of AmSouth, in Birmingham, Alabama.

     DATED this 2nd day of January, 2001.

     FURTHER AFFIANT SAYETH NOT.


                              /s/ Jerome Baumann
                              --------------------------------------------------
                              Jerome Baumann

     SWORN TO and subscribed before me this 2nd day of January, 2001, by
Jerome Baumann, who [CHECK WHERE APPLICABLE] ______ is personally known to me or X has produced Florida Driver Licence as identification.
   _
                                              /s/ Ashraf Fouad
                                              ----------------------------------
                                              Notary Public, State of New Jersey
                                              Ashraf Fouad
Affix Notary Seal                             ----------------------------------
                                              (stamped, typed/printed name)
                                              My Commission Expires:____________

                                                        ASHRAF FOUAD
                                                        NOTARY PUBLIC
                                                     STATE OF NEW JERSEY
                                            MY COMMISSION EXPIRES SEPT. 14, 2005
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                                    PART II
                                    -------

STATE OF ALABAMA

COUNTY OF SHELBY

     BEFORE ME, the undersigned, a Notary Public in and for the County and State aforesaid, personally appeared Victoria Sparks, the authorized agent of AmSouth Bank, an Alabama banking corporation, 250 Riverchase Parkway E., RCS-6, Birmingham, Alabama 35244 ("Agent"), who, being by me first duly sworn, stated:

     1. The Agent is duly qualified authorized agent of AmSouth Bank, an Alabama banking corporation ("Bank"), for the purposes of accepting delivery of a certain promissory note and Amendment to Amended and Restated Loan Agreement, and various other documents related thereto (the "Documents") in the principal amount of $2,500,000.00, made by StrandTek International, Inc., a Florida corporation ("Borrower") in Shelby County, Alabama.

     2. Agent has this day received delivery of the Documents in Shelby County, Alabama from Borrower.

     DATED this 3 day of January, 2001.

                                    AMSOUTH BANK, an Alabama banking corporation

                                    By:  /s/ Victoria Sparks
                                       -----------------------------------------
                                         Victoria Sparks
                                         Vice President

     SWORN TO and subscribed before me this 3 day of January, 2001, by Victoria Sparks, as Vice President of AmSouth Bank, an Alabama banking corporation, on behalf of the corporation, who [CHECK WHERE APPLICABLE] X is personally known to
                                                        -
me or ______ has produced ___________________________ as identification.


                                                 /s/ Deborah Pappas Vandiver
                                                 ------------------------------
                                                 Notary Public, State of Alabama

                                                 DEBORAH PAPPAS VANDIVER
Affix Notary Seal                                -------------------------------
                                                 (stamped, typed/printed name)
                                                 My Commission Expires: 11-08-04